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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

BENCHMARK ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)
3000 Technology Drive, Angleton, Texas (Address of principal executive offices)		77515 (Zip code)

Registrant's telephone number, including area code: (979) 849-6550

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        The following material is furnished as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press release dated July 24, 2003

Item 9. Regulation FD Disclosure.

  This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Results of Operations and Financial Condition," in accordance with U.S. Securities and Exchange Commission Release No. 33-8216.

  On July 24, 2003, Benchmark Electronics, Inc. issued a press release announcing second quarter results for the period ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.
DATED: JULY 24, 2003	By:	/s/ DONALD E. NIGBOR Donald E. Nigbor Chief Executive Officer

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SIGNATURE